UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05550

The Alger Portfolios
Alger Weatherbie Specialized Growth Portfolio

(Exact name of registrant as specified in charter)

100 Pearl Street New York, New York 10004
(Address of principal executive offices)  (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report that is required to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C.  § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER PORTFOLIOS

Alger Weatherbie Specialized Growth Portfolio

ANNUAL REPORT

DECEMBER 31, 2022

Alger is a signatory to the PRI and carbon neutral.

Table of Contents

ALGER WEATHERBIE SPECIALIZED GROWTH PORTFOLIO

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	7
Portfolio Summary (Unaudited)	9
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Additional Information (Unaudited)	31

Shareholders’ Letter (Unaudited)	December 31, 2022

Dear Shareholders,

Charting through a Sea of Doubt

“Uncertainty is an uncomfortable position. But certainty is an absurd one.” – Voltaire. 2022 was a year of global economic worry, as global market declines were driven by higher interest rates in response to elevated inflation, which pulled down valuations and expectations of future economic activity. At the beginning of the year, Russia’s invasion of Ukraine resulted in major supply chain disruptions and surging commodity prices, notably within energy and agriculture, sparking worries of an economic fallout in Europe. Moreover, central banks around the world made it clear that financial conditions would tighten, driven by expectations of an aggressive interest rate hiking cycle. China was also a significant influence on market uncertainty, where the country’s stringent approach to COVID-19 led to widespread lockdowns. However, Chinese officials reversed their approach by the fall, which improved market sentiment towards the end of the year.

While U.S. stocks rebounded in July after reaching lows in June, major indexes fell in August after Federal Reserve (“Fed”) chair, Jerome Powell, gave a speech arguing that restoring price stability will require a restrictive policy for some time and may bring pain to households and businesses. Towards the end of the fourth quarter, optimism around the possibility of a peak in the Fed’s tightening cycle was supported by favorable inflation data, as core Consumer Price Index (“CPI”) readings for October and November came in lower than expected. However, this uptick in sentiment quickly reversed after Mr. Powell reiterated the Fed’s “higher-for-longer” approach and projected a terminal rate above 5.00%, raising concerns about the sustainability of a rebound in stocks. Persistent inflation in services, particularly wages, remained a key concern for the Fed, and the inverted yield curve fueled fears of a policy error or economic downturn.

Among non-U.S. equities, emerging markets significantly underperformed, with the MSCI Emerging Markets Index declining 19.74% during the 2022 reporting period. Within the MSCI Emerging Markets Index, the Utilities sector declined the least, as investors focused on companies that they perceived as having recession resistant fundamentals that provide a relatively high return of cash to shareholders. Information Technology and Communication Services were among the worst performing sectors. The selloff also included developed markets with the MSCI EAFE Index declining 14.01%, where strong positive performance from the Energy sector was unable to offset the negative performance within Consumer Discretionary and Information Technology. From a broader perspective, the MSCI ACWI Index declined 17.96%. While the Energy sector exhibited strong performance, it was unable to counteract the negative performance from the Consumer Discretionary and Communication Services sectors.

Facing a Weakening Economy

The Conference Board’s Index of Leading Economic Indicators (“LEI”) – a composite of economic information from areas like housing, building permits and durable goods orders – has historically proven to be a strong predictor of recessions, particularly when the index moves into negative territory. The LEI falling into negative territory in August 2022, in conjunction with the -4.5% year-over-year decline as of November 2022, collectively served as an indication that the U.S. economy may be approaching a recession in the next few months.

Further, over the past thirteen tightening cycles, the United States has only experienced three soft landings (i.e., a cyclical slowdown in economic growth that avoids a recession). Among those soft landings (1984, 1994-1995 and 2020), all three experienced approximately 300 basis points of rate hikes. As of December 31, 2022, the Fed has increased rates by approximately 425 basis points since it began its hiking cycle in March 2022. If history is any guide, we find it unlikely that the Fed can successfully achieve a soft landing, given the Fed has now hiked well above the approximate “soft landing” rate increase of 300 basis points. In fact, we’re already seeing signs of deterioration in rate sensitive areas like housing and consumer durables.

As a result of the foregoing, our current expectation is that the United States will enter – or perhaps has already entered – a recession. As of the writing of this letter, the Fed has continued to tighten financial conditions via its interest rate increases and the roll-off of debt from its balance sheet. Further, the broader money supply growth is decelerating and appears to be heading into its first outright contraction since 1938, which is likely to slow economic activity all on its own.

What Has Happened

Typically, we tend to see two phases when entering a recession, where companies in phase one experience valuation compression, followed by slower earnings growth in phase two.

Phase One

Higher interest rates lead to compressed valuations of long duration assets. As in the bond market, where interest rate changes impact long-term bonds more than short-term notes, long duration stocks, having more of their cashflows further into the future, are impacted more by rising rates. The best example of this would be small-cap growth stocks, which are generally perceived as long duration assets. However, we believe that long duration, small-cap growth stock valuations may have reached a floor, at least on a relative basis, as of this writing.

Phase Two

Corporate earnings tend to decline during recessions, although consensus expectations for the S&P 500 Index show earnings growth in 2023, as of this writing. That means that there may be a period of downward earnings revisions as we move into the new year. While the Treasury bond market appears to have priced in a recession, it remains to be seen whether equities will agree.

Not All Stocks Are Equal

In 2020, at the height of the pandemic, value stocks saw earnings decline while growth stocks as a group held up better, and small-cap growth stocks actually posted earnings increases. This is because small growth fundamentals, in general, tend to hold up better in a recession. Fortunately, over the last three recessions, growth stock earnings have declined less than half as much as value stock earnings. There are, in our view, three reasons for this trend:

•	Growth stocks tend to have better balance sheets and less leverage, resulting in lower interest expenses. Having less interest expense means that a negative change to the topline (i.e., sales) may be less magnified on the bottom line. So, better balance sheets and lower interest expenses help companies when revenues are not growing.

•	Growth stocks tend to have higher operating leverage, where higher margins generally help a company’s fundamental resiliency (i.e., companies with low variable costs tend to experience margin stability during periods of economic stress).

•	Growth stock fundamentals tend to be driven by market share gains, whereas value stock fundamentals tend to be more closely tied to the performance of the overall economy. For example, if a company is gaining market share, even in a stagnant or contracting market, it can post earnings-per-share (“EPS”). We have observed this in many sectors of the economy. Historically, innovative companies have shown growth during recessions. We saw it with personal computers in the early 1990s and smartphones and online advertising during the global financial crisis of 2008-2009, and with the continued steady growth of software during the COVID-19 crash of 2020.

During 2022, long duration stocks have dramatically underperformed the broader stock market, while companies with higher dividends and share repurchases have held up better. Unfortunately, this explains why some of the Alger strategies, which are comprised of higher growth, longer duration companies, have underperformed in 2022. Moreover, strategies tied to smaller growth companies with longer durations have seen relative valuation multiples drop to their lowest levels in nearly a quarter century. While it is certainly frustrating for shareholders to see performance fall to such levels, we believe that this may create a favorable opportunity going forward. The last time that small-cap growth traded this cheaply was in 2001, and these stocks went on to outperform the S&P 500 Index by more than 20% over the following two years.

Going Forward

We continue to believe that unprecedented levels of innovation are creating compelling investment opportunities - corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which is gaining momentum in how we work and live, is helping us all to become more productive. In the Healthcare sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on market sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters

Alger Weatherbie Specialized Growth Portfolio

The Alger Weatherbie Specialized Growth Portfolio returned -37.71% during the fiscal year ended December 31, 2022, compared to the -26.21% return of the Russell 2500 Growth Index. During the reporting period, the largest sector weightings were Industrials and Information Technology. The largest sector overweight was Financials and the largest sector underweight was Materials.

Contributors to Performance

The Information Technology and Communication Services sectors provided the largest contributions to relative performance. Regarding individual positions, Impinj, Inc.; Apria, Inc.; Aerie Pharmaceuticals, Inc.; Inspire Medical Systems, Inc.; and Wingstop, Inc. were among the top contributors to absolute performance.

Inspire Medical Systems markets the only FDA-approved implantable neuromodulation device used to treat obstructive sleep apnea. The device monitors a patient’s breathing and delivers electrical stimulation to the hypoglossal nerve in order to maintain an open airway. During the period, shares contributed to performance due to solid fiscal third quarter results, where the company exceeded analyst estimates and raised fiscal 2023 revenue guidance, driven by continued strength in utilization and procedures.

Detractors from Performance

The Financials and Industrials sectors were the largest detractors from relative performance. Regarding individual positions, SiteOne Landscape Supply, Inc.; Latham Group Inc.; Globant SA; Progyny, Inc.; and FirstService Corp were among the top detractors from absolute performance.

FirstService is a leading provider of property management services to owners and homeowners associations of community and high-rise properties, as well as the provider of branded services such as California Closets and CertaPro Painters for residential homeowners. Services also include home restoration after fires, flooding or other events. FirstService continues to extend its significant scale advantage as it provides higher quality and greater breadth of services than its competition, while using its free cash flow and strong balance sheet to continue to make, what we believe are, attractive value-enhancing acquisitions. FirstService’s share price declined during the early 2022 market turmoil due in part to inflation concerns. While the company’s fourth quarter results met analyst expectations, wage inflation was a notable headwind during the period. However, management reported improved employee retention and more favorable conditions for filling open positions. FirstService’s residential business has continued to grow faster than the overall market, and the company’s branded services continue to experience strong demand in home improvement and other areas, which we believe should help offset a tougher near-term year-over-year comparison in restoration services.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Weatherbie Specialized Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio, which is included in this report, for a complete list of Portfolio holdings as of December 31, 2022. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the 12-month fiscal period.

Risk Disclosure

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read the prospectus and summary prospectus carefully before investing.

Fred Alger & Company, LLC, Distributor. NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

•	Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

•	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

•	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across Developed Markets (DM) and Emerging Markets (EM) countries. The MSCI ACWI Index performance does not reflect deductions for fees or expenses.

•	The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

•	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•	The Russell 2500 Growth Index is an unmanaged index designed to measure the performance of the 2,500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•	The Russell 3000 Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market, as of the most recent reconstitution. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

•	The S&P 500 Index tracks the performance of 500 large companies listed on stock exchanges in the U.S.

ALGER WEATHERBIE SPECIALIZED GROWTH PORTFOLIO

Fund Highlights Through December 31, 2022 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Weatherbie Specialized Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2022. From August 30, 2017 to October 30 2019, the Portfolio was named “Alger SMid Cap Focus Portfolio”. Prior to August 30, 2017, the Portfolio followed different investment strategies under the name “Alger SMid Cap Growth Portfolio” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Portfolio's current investment strategies and investment personnel. Figures for each of the Alger Weatherbie Specialized Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Specialized Growth Portfolio Class I-2 shares also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE SPECIALIZED GROWTH PORTFOLIO

Fund Highlights Through December 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class I-2	(37.71)%	7.20%	10.76%
Russell 2500 Growth Index	(26.21)%	5.97%	10.62%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. From August 30, 2017 to October 30 2019, the Portfolio was named “Alger SMid Cap Focus Portfolio”. Prior to August 30, 2017, the Portfolio followed different investment strategies under the name “Alger SMid Cap Growth Portfolio” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Portfolio's current investment strategies and investment personnel. Current performance may be higher or lower than the performance quoted. For performance current to the most recent quarter end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the Portfolio or contract level for the cost of the insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†

December 31, 2022 (Unaudited)

Alger Weatherbie
Specialized Growth
SECTORS/SECURITY TYPES	Portfolio
Communication Services	0.4%
Consumer Discretionary	11.6
Energy	5.8
Financials	11.0
Healthcare	19.2
Industrials	21.4
Information Technology	20.2
Real Estate	5.8
Total Equity Securities	95.4
Short-Term Investments and Net Other Assets	4.6
100.0%

†	Based on net assets of the Portfolio.

THE ALGER PORTFOLIOS  |  ALGER WEATHERBIE SPECIALIZED GROWTH PORTFOLIO

Schedule of Investments December 31, 2022

COMMON STOCKS—95.4%	SHARES	VALUE
ADVERTISING—0.4%
TechTarget, Inc.*	92	$4,054
AEROSPACE & DEFENSE—0.5%
Kratos Defense & Security Solutions, Inc.*	601	6,202
APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Canada Goose Holdings, Inc.*	423	7,534
APPAREL RETAIL—0.6%
MYT Netherlands Parent BV#,*	712	6,344
APPLICATION SOFTWARE—8.3%
Ebix, Inc.	129	2,575
Everbridge, Inc.*	12	355
SPS Commerce, Inc.*	507	65,114
Vertex, Inc., Cl. A*	1,839	26,684
		94,728
ASSET MANAGEMENT & CUSTODY BANKS—6.5%
Hamilton Lane, Inc., Cl. A	563	35,964
StepStone Group, Inc., Cl. A	1,514	38,123
		74,087
BIOTECHNOLOGY—3.1%
ACADIA Pharmaceuticals, Inc.*	854	13,596
Natera, Inc.*	195	7,833
Ultragenyx Pharmaceutical, Inc.*	309	14,316
		35,745
COMMUNICATIONS EQUIPMENT—0.0%
Clearfield, Inc.*	2	188
CONSTRUCTION & ENGINEERING—2.6%
Ameresco, Inc., Cl. A*	520	29,713
CONSUMER FINANCE—0.3%
LendingTree, Inc.*	78	1,664
Upstart Holdings, Inc.*	114	1,507
		3,171
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
Flywire Corp.*	269	6,582
EDUCATION SERVICES—4.1%
Chegg, Inc.*	1,843	46,573
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.3%
Novanta, Inc.*	197	26,766
ENVIRONMENTAL & FACILITIES SERVICES—11.9%
Casella Waste Systems, Inc., Cl. A*	851	67,493
Montrose Environmental Group, Inc.*	1,551	68,849
		136,342
GENERAL MERCHANDISE STORES—1.1%
Ollie's Bargain Outlet Holdings, Inc.*	262	12,272
HEALTHCARE DISTRIBUTORS—0.4%
PetIQ, Inc., Cl. A*	436	4,020

THE ALGER PORTFOLIOS  |  ALGER WEATHERBIE SPECIALIZED GROWTH PORTFOLIO

Schedule of Investments December 31, 2022 (Continued)

COMMON STOCKS—95.4% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—7.7%
Glaukos Corp.*	747	$32,629
Inogen, Inc.*	649	12,792
Inspire Medical Systems, Inc.*	67	16,876
Nevro Corp.*	654	25,898
		88,195
HEALTHCARE FACILITIES—1.1%
US Physical Therapy, Inc.	161	13,046
HEALTHCARE SERVICES—2.1%
Agiliti, Inc.*	1,492	24,334
HEALTHCARE TECHNOLOGY—1.3%
Definitive Healthcare Corp., Cl. A*	1,388	15,254
INTERNET & DIRECT MARKETING RETAIL—0.9%
Xometry, Inc., Cl. A*	311	10,024
IT CONSULTING & OTHER SERVICES—6.0%
CI&T, Inc., Cl. A*	1,724	11,206
Globant SA*	295	49,607
Grid Dynamics Holdings, Inc.*	757	8,494
		69,307
LEISURE FACILITIES—3.5%
Planet Fitness, Inc., Cl. A*	511	40,267
LEISURE PRODUCTS—0.3%
Latham Group, Inc.*	900	2,898
MANAGED HEALTHCARE—3.4%
Progyny, Inc.*	1,270	39,560
OIL & GAS EQUIPMENT & SERVICES—5.8%
Core Laboratories NV	2,107	42,709
Dril-Quip, Inc.*	886	24,072
		66,781
REAL ESTATE SERVICES—5.8%
FirstService Corp.	547	67,035
REGIONAL BANKS—2.1%
Seacoast Banking Corp. of Florida	791	24,671
RESTAURANTS—0.6%
Wingstop, Inc.	52	7,156
SEMICONDUCTORS—2.3%
Impinj, Inc.*	245	26,749
SPECIALTY STORES—0.0%
National Vision Holdings, Inc.*	1	39
SYSTEMS SOFTWARE—0.6%
Rapid7, Inc.*	216	7,340
THRIFTS & MORTGAGE FINANCE—2.1%
Axos Financial, Inc.*	633	24,193

THE ALGER PORTFOLIOS  |  ALGER WEATHERBIE SPECIALIZED GROWTH PORTFOLIO

Schedule of Investments December 31, 2022 (Continued)

COMMON STOCKS—95.4% (CONT.)	SHARES	VALUE
TRADING COMPANIES & DISTRIBUTORS—6.4%
SiteOne Landscape Supply, Inc.*	373	$43,760
Transcat, Inc.*	418	29,624
		73,384
TOTAL COMMON STOCKS
(Cost $1,175,838)		1,094,554

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	10,615	–
(Cost $47,768)		–
Total Investments
(Cost $1,223,606)	95.4%	$1,094,554
Affiliated Securities (Cost $47,768)		–
Unaffiliated Securities (Cost $1,175,838)		1,094,554
Other Assets in Excess of Liabilities	4.6%	52,982
NET ASSETS	100.0%	$1,147,536

(a)	Deemed an affiliate of the Portfolio in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 10 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
#	American Depositary Receipts.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	12/31/2022
Prosetta Biosciences, Inc., Series D	2/6/15	$47,768	0.10%	$0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

ALGER WEATHERBIE SPECIALIZED GROWTH PORTFOLIO

Statement of Assets and Liabilities December 31, 2022

	Alger Weatherbie Specialized Growth Portfolio
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$1,094,554
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	—
Cash and cash equivalents	42,391
Receivable for investment securities sold	6,356
Dividends and interest receivable	652
Receivable from Investment Manager	9,151
Prepaid expenses	21,309
Total Assets	1,174,413

LIABILITIES:
Payable for investment securities purchased	662
Accrued investment advisory fees	1,353
Accrued shareholder administrative fees	17
Accrued fund accounting fees	12,776
Accrued professional fees	5,193
Accrued printing fees	3,049
Accrued custodian fees	2,923
Accrued administrative fees	46
Accrued transfer agent fees	50
Accrued other expenses	808
Total Liabilities	26,877
NET ASSETS	$1,147,536

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	2,410,155
Distributable earnings (Distributions in excess of earnings)	(1,262,619)
NET ASSETS	$1,147,536
* Identified cost	$1,175,838	(a)
** Identified cost	$47,768	(a)
See Notes to Financial Statements.

(a) At December 31, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $1,519,442, amounted to $424,888, which consisted of aggregate gross unrealized appreciation of $51,110 and aggregate gross unrealized depreciation of $475,998.

ALGER WEATHERBIE SPECIALIZED GROWTH PORTFOLIO

Statement of Assets and Liabilities December 31, 2022 (Continued)

Alger Weatherbie Specialized Growth Portfolio

NET ASSETS BY CLASS:
Class I-2	$1,147,536

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	904,350

NET ASSET VALUE PER SHARE:
Class I-2	$1.27

See Notes to Financial Statements.

ALGER WEATHERBIE SPECIALIZED GROWTH PORTFOLIO

Statement of Operations for the year ended December 31, 2022

Alger Weatherbie Specialized Growth Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$8,620
Interest	1,383
Total Income	10,003

EXPENSES:
Investment advisory fees — Note 3(a)	22,670
Shareholder administrative fees — Note 3(f)	280
Administration fees — Note 3(b)	770
Fund accounting fees	51,193
Audit fees	30,910
Registration fees	19,039
Custodian fees	12,565
Printing fees	5,560
Interest expenses	1,056
Transfer agent fees — Note 3(f)	283
Trustee fees — Note 3(g)	127
Legal fees	100
Other expenses	904
Total Expenses	145,457
Less, expense reimbursements/waivers — Note 3(a)	(114,971)
Net Expenses	30,486
NET INVESTMENT LOSS	(20,483)

REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
Net realized (loss) on unaffiliated investments	(1,067,839)
Net change in unrealized (depreciation) on unaffiliated investments	(391,644)
Net realized and unrealized (loss) on investments	(1,459,483)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,479,966)
* Foreign withholding taxes	$181

See Notes to Financial Statements.

ALGER WEATHERBIE SPECIALIZED GROWTH PORTFOLIO

Statements of Changes in Net Assets

	Alger Weatherbie Specialized Growth Portfolio
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

Net investment loss	$(20,483)	$(35,041)
Net realized gain (loss) on investments	(1,067,839)	1,108,221
Net change in unrealized (depreciation) on investments	(391,644)	(769,567)
Net increase (decrease) in net assets resulting from operations	(1,479,966)	303,613

Dividends and distributions to shareholders:
Class I-2	(66,469)	(1,101,846)
Total dividends and distributions to shareholders	(66,469)	(1,101,846)

Increase (decrease) from shares of beneficial interest transactions — Note 6:
Class I-2	(1,320,592)	910,752
Total increase (decrease)	(2,867,027)	112,519

Net Assets:
Beginning of period	4,014,563	3,902,044
END OF PERIOD	$1,147,536	$4,014,563
See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Weatherbie Specialized Growth Portfolio	Class I-2
	Year ended 12/31/2022		Year ended 12/31/2021	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2018
Net asset value, beginning of period	$2.09		$2.75	$1.89	$1.90	$2.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.01)		(0.03)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.78)		0.20	1.12	0.74	(0.05)
Total from investment operations	(0.79)		0.17	1.10	0.72	(0.07)
Distributions from net realized gains	(0.03)		(0.83)	(0.24)	(0.73)	(0.30)
Net asset value, end of period	$1.27		$2.09	$2.75	$1.89	$1.90
Total return	(37.71)%		6.85%	58.82%	38.31%	(3.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,148		$4,015	$3,902	$1,557	$1,032
Ratio of gross expenses to average net assets	5.19	%(ii)	3.85%	6.78%	10.84%	3.33%
Ratio of expense reimbursements to average net assets	(4.10)%		(2.80)%	(5.73)%	(9.81)%	(2.34)%
Ratio of net expenses to average net assets	1.09%		1.05%	1.05%	1.03%	0.99%
Ratio of net investment loss to average net assets	(0.73)%		(0.89)%	(0.85)%	(0.81)%	(0.82)%
Portfolio turnover rate	75.31%		83.01%	87.20%	64.29%	55.80%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Includes 0.04% related to interest expense on overdrafts for the period ended 12/31/22.

Alger Weatherbie Specialized Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger Weatherbie Specialized Growth Portfolio, Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively, the “Portfolios”). These financial statements include only the Alger Weatherbie Specialized Growth Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (the “Board”). Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Portfolio’s investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Portfolio to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Portfolio. The Valuation Designee reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on a as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Alger Weatherbie Specialized Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Portfolio may significantly differ from the valuations that would have been assigned by the Portfolio had there been an active market for such securities.

Alger Weatherbie Specialized Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

(e) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions (other than to the Investment Manager or its affiliates), provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Portfolio’s custodian (“BBH” or the “Custodian”), in an amount equal to at least 102% of the current market value of U.S. loaned securities or 105% for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities.

Alger Weatherbie Specialized Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2022.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date. Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which they were earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2019-2022. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

Alger Weatherbie Specialized Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2022, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Weatherbie Specialized Growth Portfolio(a)	0.81%	0.75%	0.81%

(a)	Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

The Portfolio’s sub-adviser, Weatherbie Capital, LLC (“Weatherbie”), an affiliate of Alger Management, is paid a fee, out of the investment advisory fee that Alger Management receives at no additional cost to the Portfolio, which is equal to 70% of the net investment advisory fee paid by the Portfolio to Alger Management. For the year ended December 31, 2022, Alger Management paid a sub-advisory fee of $0 to Weatherbie, as investment advisory fees, payable by the Portfolio to Alger Management were fully waived by Alger Management.

Alger Management has contractually agreed to waive fees or to reimburse Portfolio expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses, if applicable) for the Portfolio through April 30, 2024 to the extent necessary to limit the amount by which the total annual fund operating expenses exceed 1.05%, based on average daily net assets. For the year ended December 31, 2022, Alger Management waived management fees and reimbursed expenses of the Portfolio totaling $114,971.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Portfolio will only make repayments to the Investment Manager if such repayment does not cause the Portfolio’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Portfolio’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the year ended December 31, 2022, there were no recoupments made to the Investment Manager.

(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

Alger Weatherbie Specialized Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

(c) Brokerage Commissions: During the year ended December 31, 2022, there were no payments to Fred Alger & Company, LLC, the Fund’s distributor and affiliate of Alger Management (the “Distributor” or “Alger LLC”), in connection with securities transactions.

(d) Interfund Loans: The Portfolio, along with other funds in the Alger Fund Complex (as defined below), may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Portfolio has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of December 31, 2022.

During the year ended December 31, 2022, the Portfolio incurred interfund loan interest expenses of $11, which are included as interest expenses in the accompanying Statement of Operations.

(e) Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. No shares of the Portfolio were held by Alger Management and its affiliated entities as of December 31, 2022.

(f) Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for providing administrative oversight of the Fund’s transfer agent and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h)	Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie. There were no interfund trades during the year ended December 31, 2022.

Alger Weatherbie Specialized Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the year ended December 31, 2022, were as follows:

	PURCHASES	SALES
Alger Weatherbie Specialized Growth Portfolio	$2,016,376	$3,225,125

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Portfolio may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(d). For the year ended December 31, 2022, the Portfolio had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Weatherbie Specialized Growth Portfolio	$18,962	5.57%

The highest amount borrowed by the Portfolio from the Custodian and other funds in the Alger Fund Complex during the year ended December 31, 2022 was as follows:

HIGHEST BORROWING
Alger Weatherbie Specialized Growth Portfolio	$1,392,103

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the year ended December 31, 2022, and the year ended December 31, 2021, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2022		FOR THE YEAR ENDED DECEMBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Weatherbie Specialized Growth Portfolio
Class I-2:
Shares sold	697,632	$1,021,076	374,403	$1,033,564
Dividends reinvested	49,109	63,842	516,060	1,057,923
Shares redeemed	(1,759,207)	(2,405,510)	(391,963)	(1,180,735)
Net increase (decrease)	(1,012,466)	$(1,320,592)	498,500	$910,752

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2022 and the year ended December 31, 2021 was as follows:

Alger Weatherbie Specialized Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED DECEMBER 31, 2022	FOR THE YEAR ENDED DECEMBER 31, 2021
Alger Weatherbie Specialized Growth Portfolio
Distributions paid from:
Ordinary Income	$7,317	$522,324
Long-term capital gain	59,152	579,522
Total distributions paid	$66,469	$1,101,846

As of December 31, 2022, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Weatherbie Specialized Growth Portfolio
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(837,731)
Net unrealized depreciation	(424,888)
Total accumulated earnings	$(1,262,619)

During the year ended December 31, 2022, the Portfolio had no capital loss carryforwards utilized for federal income tax purposes.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, tax treatment of partnership investments, realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

The Portfolio accrues tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Permanent differences, primarily from net operating losses, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2022:

Alger Weatherbie Specialized Growth Portfolio
Distributable earnings	$20,649
Paid in Capital	$(20,649)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of December 31, 2022 in valuing the Portfolio’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Weatherbie Specialized Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Weatherbie Specialized Growth Portfolio	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$4,054		$4,054	$—	$—
Consumer Discretionary	133,107		133,107	—	—
Energy	66,781		66,781	—	—
Financials	126,122		126,122	—	—
Healthcare	220,154		220,154	—	—
Industrials	245,641		245,641	—	—
Information Technology	231,660		231,660	—	—
Real Estate	67,035		67,035	—	—
TOTAL COMMON STOCKS	$1,094,554		$1,094,554	$—	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$1,094,554		$1,094,554	$—	$—

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of December 31, 2022.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2022	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2022	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2022**	—

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of December 31, 2022.

** Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

The following table provides quantitative information about the Portfolio’s Level 3 fair value measurements of the Portfolio’s investments as of December 31, 2022. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Portfolio’s fair value measurements.

Alger Weatherbie Specialized Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value December 31, 2022		Valuation Methodology	Unobservable Input	Range	Weighted Average
Alger Weatherbie Specialized Growth Portfolio
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of December 31, 2022.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of December 31, 2022, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents	$42,391	—	$42,391	—

NOTE 9 — Principal Risks:

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Weatherbie Specialized Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 10 — Affiliated Securities:

During the year ended December 31, 2022, as disclosed in the following table, the Portfolio held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the Portfolio for purposes of the 1940 Act. Transactions during the year ended December 31, 2022 with such affiliated persons are summarized below.

Security	Shares Held at December 31, 2021	Shares Purchased	Shares Sold	Shares Held at December 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at December 31, 2022
Alger Weatherbie Specialized Growth Portfolio
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	10,615	–	–	10,615	$–	$–	$–	$–	*
Total					$–	$–	$–	$–

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of December 31, 2022.

** Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Portfolio because the Portfolio and Prosetta Biosciences, Inc., Series D are under common control.

NOTE 11 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to December 31, 2022, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alger Weatherbie Specialized Growth Portfolio and the Board of Trustees of The Alger Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Alger Weatherbie Specialized Growth Portfolio, one of the portfolios constituting The Alger Portfolios (the "Fund") as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

New York, New York

February 24, 2023

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2022 and ending December 31, 2022 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Portfolio’s shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	December 31,	December 31,
		July 1, 2022	December 31, 2022	2022(a)	2022(b)
Alger Weatherbie Specialized Growth Portfolio
Class I-2	Actual	$1,000.00	$993.90	$5.48	1.09%
	Hypothetical(c)	1,000.00	1,019.71	5.55	1.09

(a)	Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Trustees and Officers of the Fund

Information about the Trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and officers of the Fund is available in the Fund’s Statement of Additional Information.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2007	Non-Profit Fundraising Consultant since 2015, Schultz & Williams, Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting, Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2007	Managing Partner for North Castle Partners (private equity securities group).	29	None
Roger P. Cheever (1945)	Trustee since 2007	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1988	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	29	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Fund and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Fund and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”), Secretary and Managing Member, Alger Management; Managing Member, Alger LLC; COO and Secretary, Alger Associates, Inc.; COO, Secretary and Manager, Alger Alternative Holdings, LLC and Alger Alternative Holdings II, LLC; Director, Alger SICAV, Alger International Holdings; Vice President, COO, Managing Member and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC, Alger Weatherbie Holdings, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder I LLC; Director and Secretary, The Foundation for Alger Families.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC, Alger Alternative Holdings, LLC, Alger Alternative Holdings II, LLC and Alger-Weatherbie Holdings, LLC.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1) The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Fund’s Trustees and officers and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

At a meeting held on September 13, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger Portfolios (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the continuation of the investment advisory agreement between Fred Alger Management, LLC (“Fred Alger Management”) and the Trust, on behalf of the Fund, and the investment sub-advisory agreement between Fred Alger Management and Weatherbie Capital, LLC (the “Sub-Adviser”), an affiliate of Fred Alger Management, on behalf of Alger Weatherbie Specialized Growth Portfolio (each, a “Management Agreement”), for an additional one-year period. Fred Alger Management and the Sub-Adviser are collectively referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Fund and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in the Fund’s Peer Universe and Peer Group (as described below).

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreements. In addition, prior to the Meeting, the chair of the Board, on behalf of the other Independent Trustees, conferred with Independent Trustee counsel about the contract renewal process.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of the Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below). FUSE information is calculated on a share class basis.

In particular, in approving the continuance of each Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; short- and long-term investment performance, fee information and related financial information for the Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees charged by the Manager to other funds and accounts, including the Manager’s explanation of differences among accounts where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of the Fund’s affairs, including certain portfolio manager presentations, and Fred Alger Management’s role in coordinating and overseeing providers of other services to the Fund.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. The Board also considered the investment approach of the Sub-Adviser, which takes a fundamental, bottom-up research approach to investing in growth equities, similar to that of Fred Alger Management. The Board noted the length of time the Manager had provided services as an investment adviser to the Fund and also noted FUSE’s analysis that the long-term performance record of certain series in the Alger Family of Funds supports Fred Alger Management’s overall investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the strong financial position of the Manager and its commitment to the fund business.

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Fund under the Management Agreements.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as to the Fund’s benchmark index. The Board noted that long-term performance could be impacted by one period of significant outperformance or underperformance.

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of the Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year. In considering the Fund’s performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Fund and considered how growth-oriented stocks recently have been negatively impacted by various market events, which resulted in the underperformance of funds that invest in such stocks, particularly “growthier offerings” such as the Fund, for the year-to-date period ended June 30, 2022. In this regard, the Board considered FUSE’s commentary regarding the Fund’s growth investment style as compared to a universe of peers comprised of actively managed funds within the Fund’s Morningstar category and as compared to the Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that the Fund’s performance was acceptable, noting the Fund’s recent underperformance but acknowledging the overall performance of growth-oriented stocks in light of the Fund’s growth investment style. In evaluating Fund performance, the Board considered that a Peer Universe that is concentrated around the median can result in smaller differences in performance having a larger impact on rankings as compared to less concentrated peer universes.

The Board noted that the Fund’s annualized total return for the one-year period underperformed the median of its Peer Group, and for the three-, five- and 10-year periods outperformed or was equal to the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was in the fourth quartile of its Peer Universe, and for the five- and 10-year periods was in the second quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one- and three-year periods, and outperformed its benchmark index for the five- and 10-year periods. The Board considered FUSE’s commentary that the Fund is among the “growthiest” products in its peers, as measured by Morningstar’s Raw Value-Growth score.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Comparative Fees and Expenses

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also reviewed and considered any fee waiver and/or expense reimbursement arrangements for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. For purposes of the comparisons below, the FUSE Contractual Management Fee includes fees paid to affiliates for administrative services under a separate agreement.

The Board discussed the factors that could contribute to the Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group and concluded that the Contractual Management Fee charged to the Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations.

The Board noted that the Contractual Management Fee for the Fund was below the median and in the second quartile of its Peer Group, and that the total expenses for the Fund were above the median and in the fourth quartile of its Peer Group (most expensive). The Board also noted that, with respect to the Fund, the Sub-Adviser is paid by Fred Alger Management out of the management fee Fred Alger Management receives from the Fund.

In connection with its consideration of the Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to the Fund. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of the Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to the Fund during the year ended June 30, 2022. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s commentary that the profitability methodology is consistent with the methodology other public asset managers use.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to the Fund in determining Fred Alger Management’s profitability. The Board also noted that the scope of services provided by the Manager, and the related costs of providing those services, had expanded over time as a result of regulatory and other developments.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of a management fee breakpoint for the Fund, which operates to share economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses.

The Trustees concluded that for the Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoint in place for the Fund.

Conclusion

The Board’s consideration of the Contractual Management Fee for the Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of each Management Agreement for an additional one-year period.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 06/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and

• Account balances and

• Transaction history and

• Purchase history and

• Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Portfolio uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Portfolio’s website at http://www.alger. com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger. com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. These agreements must be approved by the Portfolio’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Portfolio’s liquidity risk.

The Board met on December 6, 2022 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists the Portfolio with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2021 through November 30, 2022 (the “Review Period”).

The Report stated that the Committee assessed the Portfolio’s liquidity risk by considering qualitative factors such as the Portfolio’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Portfolio’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that the Portfolio primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on the Portfolio, concluded that the Portfolio remained primarily highly liquid. The Report stated that during the Reporting Period, the Committee approved updated liquidity parameters for the Portfolio based on discussions with ICE, certain other third parties, and internal groups at Alger Management relating to RATS and average daily trading volumes in normal and stressed conditions for the various market capitalizations of holdings in the Portfolio.

THE ALGER PORTFOLIOS | Alger Weatherbie Specialized Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Fund’s LRMP was operating effectively and adequately with respect to the Portfolio and has been effectively implemented during the Review Period.

THE ALGER PORTFOLIOS

100 Pearl Street, 27th Floor
New York, NY 10004
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Sub-Adviser

Weatherbie Capital, LLC

265 Franklin Street, Suite 1603

Boston, MA 02110

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Weatherbie Specialized Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOYINK

WSGrowthAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Charles F. Baird, Jr. is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. Baird is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2022	$27,000
December 31, 2021	$25,900

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
December 31, 2022	$5,385
December 31, 2021	$5,150

d) All Other Fees:
December 31, 2022	$2,418
December 31, 2021	$2,268

Other fees include a review and consent for Registrant’s registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:
December 31, 2022	$300,142	€99,042
December 31, 2021	$228,972	€91,934

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

i) Not Applicable

j) Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

(a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Weatherbie Specialized Growth Portfolio

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date:	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date:	February 22, 2023

By:	/s/ Michael D. Martins

Michael D. Martins
Principal Financial Officer

Date:	February 22, 2023